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                                                                    EXHIBIT 3.21

                            ARTICLES OF INCORPORATION

                          COMMONWEALTH OF PENNSYLVANIA
                    DEPARTMENT OF STATE -- CORPORATION BUREAU
                308 NORTH OFFICE BUILDING, HARRISBURG, PA 17130

                  PLEASE INDICATE (CHECK ONE) TYPE CORPORATION

|X|  DOMESTIC BUSINESS CORPORATON

|_|  DOMESTIC BUSINESS CORPORATION A CLOSE CORPORATION -- COMPLETE BACK

|_|  DOMESTIC PROFESSIONAL CORPORATION ENTER BOARD LICENSE NO.

                                       FEE
                                     $75.00

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010 NAME OF CORPORATION MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
18. P.S. 2908 8J

     AMERICAN CARDIOVASCULAR IMAGING LABS, INC.
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)

     1610 Valley Glen road
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012 CITY                033 COUNTY          013 STATE           014 ZIP CODE

     Elkins Park      Philadelphia      Pennsylvania         19117
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080 EXPLAIN THIS PURPOSE OR PURPOSES OF THE CORPORATION

     To have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law.


(ATTACH 8 1/2 X 11 SHEET IF NECESSARY)
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The Aggregate Number of Shares, Classes of Shares and Par Value of Shares which the Corporation should have Authority to Issue

040 Number and Class of Shares                    1,000 Common
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041 Stated Par Value Per Share If Any        $0.01
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042 Total Authorized Capital                      $10.00
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021 Term of Existence                             Perpetual
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The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each Incorporator

080 Name
--------------------------------------------------------------------------------
Hedy Wheeler
--------------------------------------------------------------------------------
081, 082
083, 084 Address    (Street, City, State, Zip Code)
--------------------------------------------------------------------------------
12th Floor, Parkard Building, 15th & Chestnut Streets, Philadelphia, Pa 19102
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Number & Class of Shares
--------------------------------------------------------------------------------
-1- Common
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070 The shareholders shall not have the right to cumulate their shares in voting for the election of Directors.
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080 Section 910 of the Business Corporation Law shall not be applicable to the corporation
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                     (ATTACH 8 1/2 X 11 SHEET IF NECESSARY)
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IN TESTIMONY WHEREOF, THE INCORPORATION (S) HAS (HAVE) SIGNED AND SEALED THE
ARTICLES OF INCORPORATION


THIS 6th DAY OF October 1987.


/s/ Hedy Wheeler
---------------------------------------
 Hedy Wheeler

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                             - FOR OFFICE USE ONLY -
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030 FILED

                                   OCT 6 1987

                                 /s/ [ILLEGIBLE]

                          Secretary of the Commonwealth
                               DEPARTMENT OF STATE
                          Commonwealth of Pennsylvania

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002 CODE
--------------------------------------------------------------------------------
REVIEWED BY
--------------------------------------------------------------------------------
DATE APPROVED
--------------------------------------------------------------------------------
DATE REJECTED
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MAILED BY      DATE
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033 REV [ILLEGIBLE]
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004 [ILLEGIBLE]
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Certify to
|_| REV.
|_| [ILLEGIBLE]
|_| OTHER
--------------------------------------------------------------------------------
SEQUENTIAL NO.           100 MICROFILM NUMBER

33126                    8762 460

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AMOUNT                   001 CORPORATION NUMBER

  $75                    996149

--------------------------------------------------------------------------------
INPUT BY                 LOG IN         LOG IN (REFILE)

JK 10/13
--------------------------------------------------------------------------------
VERIFIED BY              LOG OUT        LOG OUT (REFILE)

KS 10/13
--------------------------------------------------------------------------------
[ILLEGIBLE]

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Microfilm Number ____________      Filed with Department of State on FEB 24 1994

Entity Number 996149               /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                                         Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|X| Domestic Business Corporation (15 Pa.C.S. ss. 1507)
|_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)
|_| Foreign Business Corporation (15 Pa.C.S.ss. 4144)
|_| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)
|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

      In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.    The name of the corporation or limited partnership is ____________________

               American Cardiovascular Imaging Labs, Inc.
      --------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office In this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

      (a)   1610 ValleyGlen Road, Elkins Park, PA 19117            Montgomery
            --------------------------------------------------------------------
             Number and Street       City      State   Zip           County

      (b)   c/o:________________________________________________________________
                Name of Commercial Registered Office Provider        County

      For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall he deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

      (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       -------------------------------------------------------------------------
       Number and Street        City      State   Zip                County

      (b) The registered office of the corporation or limited partnerhip shall be provided by:

            c/o:  C T CORPORATION SYSTEM                         Philadelphia
                ----------------------------------------------------------------
                Name of Commercial Registered Office Provider        County

      For corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)

                                    FEB 24 94
                                PA Dept. of State

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DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

      IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this l5th day of February 1994.

                                     American Cardiovascular Imaging Labs. Inc.
                                     -------------------------------------------
                                       Name of Corporation/Limited Partnership


                                     BY: /s/ Donald M. Gleklen
                                        ----------------------------------------
                                                 (Signature)

                                     TITLE:  Donald M. Gleklen, Vice President
                                           -------------------------------------

(PA. - 429)